SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549







                            FORM 8-KA



                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): April 18, 1995



                     CLARK EQUIPMENT COMPANY
      (Exact name of registrant as specified in its charter)



    Delaware                     1-5646            38-0425350
(State or other juris-        (Commission        (IRS Employer
diction of incorporation)     File Number)    Identification Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                  46634
executive offices)                                  (Zip Code)



Registrant's telephone number                     (219) 239-0100
including area code




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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

On September 13, 1994, Registrant filed a Form 8-K which included its financial statements for the year ended December 31, 1993, restated to reflect the deconsolidation of Clark Automotive Products Corporation.

This Form 8-KA is being filed to correct an error which was contained in the Statement of Income which was included in this Form 8-K. In the original
Form 8-K, the amounts shown for 1993 under the heading "INCOME (LOSS) PER SHARE" on the lines captioned "From continuing operations", "From discontinued operations" and "From effect of accounting changes" were incorrectly stated as ($1.69), ($0.72) and ($0.35) respectively. These amounts should have been $1.69, $0.72 and $0.35 respectively. Attached as page 3 is the revised Statement of Income containing the corrected amounts.


                            SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CLARK EQUIPMENT COMPANY

                                        /s/ John J. Moran, Jr.

                                        John J. Moran, Jr.
                                        Assistant Secretary


Date: April 18, 1995

















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

S T A T E M E N T  O F  I N C O M E


                                              Amounts in thousands, except per share data
                                                         Years ended December 31
                                                     1993            1992            1991
NET SALES . . . . . . . . . . . . . .            $ 692,022       $ 658,535       $ 589,186
OPERATING COSTS AND EXPENSES:
   Cost of goods sold . . . . . . . .              557,138         544,294         524,740
   Selling, general and administrative expenses    102,699          87,905          88,249
                                                   659,837         632,199         612,989

Operating income (loss). . . . . . .                32,185          26,336         (23,803)

Other income. . . . . . . . . . . . .               15,016          14,934          12,196
Interest expense . . . . . . . . . .               (21,426)        (23,481)        (23,841)
Pre-tax income (loss) from consolidated operations  25,775          17,789         (35,448)
Provision (credit) for income taxes . . . . . . .    4,196           5,773          (4,988)
Income (loss) from consolidated operations . . .    21,579          12,016         (30,460)
Equity in net income (loss) of VME Group N.V. . .    7,840         (48,083)        (23,129)
Income (loss) from continuing operations . . . .    29,419         (36,067)        (53,589)
Discontinued operations:
   Income (loss) - insurance subsidiaries . . . .       --             355            (61)
   Loss - material handling operations . . . . .        --          (7,056)       (40,723)
   Gain on sale - material handling operations. .       --           8,519             --
   Income - automotive operations  . . . . . . .    12,450           8,207          1,035
Income (loss) from discontinued operations . . .    12,450          10,025        (39,749)
Income (loss) before extraordinary credit and
   effect of changes in accounting principles  . .  41,869         (26,042)       (93,338)
Income tax benefit from loss carryforward. . . . .      --              --            718
Effect of accounting changes:
   Postretirement benefits . . . . . . . . . . . .      --              --        (244,900)
   Income taxes . . . . . . . . . . . . . . . ..     6,150          92,000              --
NET INCOME (LOSS)   . . . . . . . . . . . . . . .$  48,019      $   65,958       $(337,520)

INCOME (LOSS) PER SHARE:
    From continuing operations . . . . . . . .   $    1.69      $   (2.08)       $  (3.10)
    From discontinued operations . . . . . . .        0.72           0.58           (2.30)
    Extraordinary credit . . . . . . . . . . .         --              --             .04
    From effect of accounting changes . . . . .       0.35           5.31          (14.16)
    Net income (loss) . . . . . . . . . . . . .  $    2.76      $    3.81         $(19.52)


See Notes to Financial Statements


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